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                                                                   EXHIBIT 10.18
                             STOCK PLEDGE AGREEMENT


          THIS AGREEMENT is dated as of the ________ day of April, 1997 by MEL STONEBRAKER ("Pledgor"), in favor of DEERE PARK CAPITAL MANAGEMENT, INC., an Illinois corporation ("Deere Park"), and STEVE KERR (individually, "Secured Party", and, collectively, "Secured Parties").

                                  WITNESSETH:

          WHEREAS, Coyote Sports, Inc. ("Borrower") has executed certain Secured Promissory Notes (the "Notes"), pursuant to which Secured Parties contemporaneously with the execution and delivery hereby shall loan funds to Borrower (the "Loan"); and

          WHEREAS, pursuant to a guaranty executed in connection with the Notes ("Guaranty"), Pledgor personally guaranteed payment of the Loan.

          WHEREAS, pursuant to such Guaranty, Pledgor pledged 250 shares of the common stock of Borrower, as security for repayment of the Loan.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

          1.   Grant of Security Interest.  Pledgor hereby grants to Secured
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Parties a security interest in 250 shares of the common stock of Borrower  (the
"Collateral"), the Collateral representing all of Pledgor's interest in, and twenty-five percent (25%) of the outstanding capital of, such corporation, and all distributions at any time received or receivable in respect of or in exchange for such Collateral, whether paid in cash or other property, including without limitation additional interests issued as dividends or distributions or as a result in any reclassification, split-up or other reorganization, all monies and replacements or, all substitutions for, and all proceeds, whether upon sale, collection, transfer, exchange of or other disposition, of all or any of the foregoing, to secure payment of all of the obligations of Pledgor to each Secured Party now existing or hereafter arising (the "Obligations"), including without limitation, all obligations under the Notes.

          2.   Delivery of Collateral.  Upon execution and delivery of this
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Agreement, Pledgor agrees to deliver to Deere Park certificates representing the
Collateral, together with duly executed stock power or powers with respect thereto.

          3.   Warranties and Covenants of Pledgor.  Pledgor hereby warrants and
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covenants that:

          (a) Except for the security interest granted hereby, Pledgor is the owner of the Collateral free from any adverse lien, security interest or encumbrance; and Pledgor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (b) Pledgor will not sell or offer to sell, assign, pledge, lease or otherwise transfer or encumber the Collateral or any interest therein, without the prior written consent of Secured Parties.

          4.   Maintenance of Security Interest.  Pledgor shall pay all expenses
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and, upon request, take any action reasonably deemed advisable by Secured
Parties, or either of them, to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce Secured Parties' interest therein or rights under this Agreement.

          5    Authority of Secured Parties to Perform for Pledgor.  Upon the
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occurrence, of an Event of Default (as defined below), Secured Parties, or either of them, is authorized, in Pledgor's name or otherwise, to
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take any such action necessary to effect the transfer of the Collateral, including, without limitation, signing or endorsing Pledgor's name or paying any amount so required, and the cost shall be part of the Pledgor's Obligations secured by this Agreement and shall be payable by Pledgor upon demand with interest from the date of payment by Secured Parties, or either of them, at the highest rate stated in any evidence of any Obligations but not in excess of the maximum rate permitted by law.

          6.   Events of Default.  The following shall be "Events of Default"
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for purposes of this Agreement:

          (a) any "Event of Default" under the Note, as that term is defined in the Note; or

          (b) the breach of any warranty or covenant of Pledgor under this Stock Pledge Agreement, and the failure of Pledgor to remedy such breach within fifteen (15) days after receiving notice thereof.

          7. Remedies.
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          (a) Upon an Event of Default (regardless of whether the Code has been enacted in the jurisdiction where rights or remedies are asserted) and at any time thereafter (such default not having previously been cured), Secured Parties, or either of them, at their option may declare all indebtedness secured hereby immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code of Illinois.

          (b) The remedies of Secured Parties hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code of Illinois shall not be construed as a waiver of any of the other remedies of Secured Parties so long as any part of the indebtedness secured hereby remains unsatisfied.

          8.   General.
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          (a) No waiver by Secured Parties, or either of them, of any default shall operate, as a waiver of any other default or of the same default on a future occasion. A waiver by either Secured Party shall not operate as a waiver by the other. All rights of Secured Parties hereunder shall inure to the benefit of its successors and assigns; and all obligations of Pledgor shall bind its heirs, executors or administrators or its successors or its assigns.

          (b) All rights of Secured Parties in, to and under this Agreement and in and to the Collateral shall pass to and may be exercised by any assignee thereof. Pledgor agrees that if either Secured Party gives notice to Pledgor of an assignment of said rights, upon such notice the liability of Pledgor to the assignee shall be immediate and absolute. Pledgor will not set up any claim against Secured Parties as a defense, counterclaim or set-off to any action brought by any such assignee for the unpaid balance owed hereunder, provided that Pledgor shall not waive hereby any right of action to the extent that waiver thereof is expressly made unenforceable under applicable law. This agreement shall be governed and construed in accordance with the internal laws of the State of Illinois.

          (c) If any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

     9.   CONSENT TO JURISDICTION.  PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE
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JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN COOK COUNTY, ILLINOIS,
AND WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE
OR

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FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR
--------------------
PROCEEDINGS RELATING TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. PLEDGOR WAIVES RIGHT TO JURY TRIAL AND PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY CERTIFIED OR REGISTERED MAIL OR BY MESSENGER DIRECTED TO THE ADDRESS SPECIFIED BELOW. NOTHING HEREIN SHALL AFFECT SECURED PARTIES' RIGHTS TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT SECURED PARTIES' RIGHT TO BRING PROCEEDINGS AGAINST PLEDGOR OR ITS PROPERTY OR ASSETS IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION OR JURISDICTIONS.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              MEL STONEBRAKER
                              ("PLEDGOR")


                              /s/ Mel Stonebraker
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